UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2022

ARIES I ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40421	98-1578649
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Lime Tree Bay, P.O. Box 1569

Grand Cayman, Cayman Islands KY-1110

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (630) 386-5288

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	RAMMU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	RAM	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	RAMMW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 9, 2022, the management and Audit Committee of Aries I Acquisition Corporation (the “Company”), after consultation with Marcum LLP, the Company’s independent registered public accounting firm, concluded (1) that the financial statements included in the following Company periodic reports filed with the SEC contained errors related to the inaccurate reporting of the Class A ordinary shares subject to possible redemption at redemption value: (i) the Form 8-K, filed on May 28, 2021 (the “8-K”); (ii) the Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, filed on August 16, 2021 (and subsequently amended on March 30, 2022) (as amended, the “June 2021 10-Q”), (iii) the Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, filed on November 22, 2021 (and subsequently amended on March 30, 2022) (as amended, the “September 2021 10-Q”), (iv) the Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, filed on May 16, 2022 (the “March 2022 10-Q” and, collectively with the June 2021 10-Q and the September 2021 10-Q, the “10-Qs”), and (v) the Annual Report on Form 10-K for the year ended December 31, 2021, filed on March 31, 2022 (the “10-K”), and (2) that the financial statements included in the 8-K, the 10-Qs and the 10-K should no longer be relied upon. In light of these errors, the Company plans to amend and restate the financial statements included in the 10-Qs and the 10-K, which amendments and restatements will be filed as soon as practicable. The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account.

EXHIBIT INDEX

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIES I ACQUISITION CORPORATION

By:	/s/ Paul Wolfe
	Name:	Paul Wolfe
	Title:	Chief Operating Officer

Dated: August 11, 2022